UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2009

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6677 Richmond Highway, Alexandria, Virginia		22306
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(866) 662-3049

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2009, the Board of Directors of the USA Mobility, Inc. (the "Company"), upon recommendation of the Compensation Committee of the Board of Directors (the "Compensation Committee"), approved the USA Mobility, Inc. 2009 Long-Term Incentive Plan (the "2009 LTIP") and the USA Mobility, Inc. 2009 Short-Term Incentive Plan (the "2009 STIP" and together with the 2009 LTIP, the "Plans") which, upon the approval of the Board of Directors, in each case, became effective in accordance with their terms.

2009 Long-Term Incentive Plan

The 2009 LTIP provides eligible employees the opportunity to earn long-term incentive compensation based on the Company’s attainment of certain financial goals determined by the Compensation Committee and set forth in the 2009 LTIP during the period from January 1, 2009 and December 31, 2012 (the "Performance Period"). The Compensation Committee may revise the performance goals in the event of a change of control or other corporate reorganization, merger, similar transaction or other extraordinary event, or as the Compensation Committee determines is in the best interests of the Company. The purposes of the 2009 LTIP is to promote the success of the Company’s business, advance the interests of the Company, attract and retain the best available personnel for positions of substantial responsibility, and provide additional incentives to selected key employees for outstanding performance.

The Compensation Committee, in its sole discretion, determines the target awards that may be earned by each 2009 LTIP participant based on a multiple of the 2009 STIP target award for each participant (or, with respect to participants selected to participate in the 2009 LTIP after the commencement of a Performance Period, the STIP target award for the year in which the participant commenced participation in the 2009 LTIP). Under the terms of the 2009 LTIP, fifty percent of the target award is to be paid in cash and fifty percent of the target award is to be paid in restricted stock units. Additionally, participants are entitled to dividend equivalent rights with respect to the restricted stock unit component of a target award to the extent that any cash dividends or cash distributions (regular or otherwise) are paid with respect to the Company’s common stock during the Performance Period. Payments under the 2009 LTIP are subject to the Company achieving a specified goal of operating expenses and a target of earnings before interest, taxes, depreciation, amortization and accretion expenses for the 2012 calendar year, with the two objectives accorded equal weight in determining the amount of the final payments. Eligible participants will not receive any payments under the 2009 LTIP until filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. If the performance goals are achieved, 2009 LTIP participants will receive a cash incentive payment, vested restricted stock units paid in common stock of the Company and granted under the USA Mobility, Inc. Equity Incentive Plan, and dividend equivalent rights (if any) paid with accrued interest in cash with respect to the vested restricted stock units.

2009 Short-Term Incentive Plan

The 2009 STIP provides eligible employees the opportunity to receive cash bonuses based on the Company’s attainment of certain financial goals in 2009 determined by the Board of Directors and set forth in the 2009 STIP. The purposes of the 2009 STIP is to attract, motivate, retain and reward key employees for their contribution to the Company’s success. Newly hired or promoted employees who are selected to participate in the 2009 STIP after January 1, 2009 but before October 1, 2009 are eligible to participate in the 2009 STIP on a prorated basis based on the number of days worked during the performance period after becoming bonus eligible. Employees who are newly hired or promoted on or after October 1, 2009 are not eligible to participate in the 2009 STIP. In order for bonuses to be earned and paid, the Company must meet certain performance objectives during 2009. The four performance objectives relate to operating cash flow (accorded a 50% weighting in the 2009 STIP), healthcare segment revenue (accorded a 20% weighting), direct units in service (15% weighting) and average revenue per unit (15% weighting). Any payments earned under the 2009 STIP will be made after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The target bonus for each 2009 STIP participant is based on a percentage of the participant’s annual (or prorated, if applicable) salary as of January 1, 2009 (or date of hire or promotion to an eligible position, if later). The applicable percentage for each participant is determined by the Compensation Committee, in its sole discretion. The earned bonus may be greater than or less than the target bonus depending on the level at which the performance objectives are attained.

The above description of the Plans does not purport to be complete and is qualified in its entirety by reference to the full text of the Plans, a copy of which the Company intends to include as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2008, to be filed with the Securities and Exchange Commission.

This Form 8-K contains forward-looking statements and information relating to USA Mobility, Inc. and its subsidiaries that are based on management’s beliefs as well as assumptions made by and information currently available to management. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to USA Mobility, Inc. and its subsidiaries or its management are forward-looking statements. Although these statements are based upon assumptions management considers reasonable, they are subject to certain risks, uncertainties and assumptions, including but not limited to those factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to USA Mobility, Inc. and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by the discussion under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

January 12, 2009	By:	/s/ Thomas L. Schilling

Name: Thomas L. Schilling
Title: Chief Operating Officer and Chief Financial Officer